Exhibit 32

                CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Monmouth Real Estate Investment Corporation (the "Company") for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Eugene W. Landy, as Chief Executive Officer of the Company, and Anna T. Chew, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)  The  Report fully complies with the requirements of  section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








By:    /s/ Eugene W. Landy
Name:  Eugene W. Landy
Title: Chief Executive Officer
Date:  December 19, 2003




By:    /s/ Anna T. Chew
Name:  Anna T. Chew
Title: Chief Financial Officer
Date:  December 19, 2003